SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)
                      November 20, 2001
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                       NORTHEAST UTILITIES
                  Commission File Number 1-5324

  State of Incorporation - MASSACHUSETTS  IRS. No.  04-2147929

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    (State or other jurisdiction of     (I.R.S. Employer
     incorporation or organization)     Identification No.)


174 BRUSH HILL AVENUE, WEST SPRINGFIELD, MASSACHUSETTS 01090-0010
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  (Address of principal executive offices Northeast Utilities)
                           (Zip Code)

                         (413) 785-5871
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      (Registrant's telephone number, including area code)

                         Not Applicable
                         --------------
  (Former name or former address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE

     The material attached hereto as Exhibit 99, which is incorporated in this Item 9 by reference thereto, is furnished pursuant to Regulation FD.

                            SIGNATURE

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     NORTHEAST UTILITIES

                     (Registrant)


                             By:  /s/ David R. McHale
                                  Name:  David R. McHale
                                  Title: Vice President and Treasurer


Date: November 21, 2001